Exhibit 99.1

Reynolds American Inc. P.O. Box 2990 Winston-Salem, NC 27102-2990

Contact:	Investor Relations: Robert Bannon (336) 741-3359	Media:	Maura Payne (336) 741-6996	RAI 2017-13

RAI shareholders approve proposals

in connection with proposed acquisition by BAT

WINSTON-SALEM, N.C. – July 19, 2017 – Reynolds American Inc. (NYSE: RAI) announced that at the company’s special meeting of shareholders today, RAI shareholders approved three proposals related to British American Tobacco p.l.c.’s (BAT) proposed acquisition of RAI.

RAI shareholders approved:

•	the Agreement and Plan of Merger, including the plan of merger contained therein, dated as of January 16, 2017, as it and the plan of merger contained therein were amended as of June 8, 2017, and as may be further amended from time to time (the “merger agreement”), pursuant to which RAI will become an indirect, wholly owned subsidiary of BAT; this includes the approval of the merger agreement by holders of the outstanding shares of RAI common stock voting at the special meeting that are not owned by the BAT Group or any of RAI’s subsidiaries;

•	on a non-binding, advisory basis, the compensation payments that will or may be paid by RAI or BAT to RAI’s named executive officers and that are based on or otherwise relate to the proposed transaction and the agreements and understandings pursuant to which such compensation may be paid or become payable; and

•	the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the merger agreement.

Approval of the merger agreement by the shareholders of RAI, including the unaffiliated shareholder approval described above, is a condition to the obligations of RAI and BAT to complete the merger. Subject to the satisfaction or waiver of the remaining conditions set out in the merger agreement, the transaction is expected to close on or about July 25, 2017.

The preliminary results of the RAI shareholder vote at the special meeting are set forth below.

—more –

Approval of Agreement and Plan of Merger – Majority of Outstanding Shares

For	Against	Abstentions
1,185,878,118	7,322,145	1,434,603

Approval of Agreement and Plan of Merger – Majority of Unaffiliated Shares Voting

For	Against	Abstentions
584,509,947	7,322,145	1,434,603

Approval of Transaction-Related Compensation Payments

For	Against	Abstentions
816,666,888	374,558,734	3,409,244

Approval of Adjournment of Special Meeting, if Necessary or Appropriate

For	Against	Abstentions
1,145,781,820	47,532,548	1,320,498

The final voting results for each of the proposals voted on at the meeting will be reported on a Current Report on Form 8-K, in accordance with the rules of the U.S. Securities and Exchange Commission.

Web and Social Media Disclosure

RAI’s website, www.reynoldsamerican.com, is the primary source of publicly disclosed news, including quarterly earnings, for RAI and its operating companies. RAI also uses Twitter to publicly disseminate company news via @RAI_News. It is possible that the information we post could be deemed to be material information. We encourage investors and others to register at www.reynoldsamerican.com to receive alerts when news about the company has been posted, and to follow RAI on Twitter at @RAI_News.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this communication that are not historical in nature, including financial estimates and statements as to regulatory approvals and the expected timing, completion and effects of the proposed transaction, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this communication and in documents incorporated by reference, forward-looking statements include, without limitation, statements regarding the benefits of the proposed transaction, including future financial and operating results, financial forecasts or projections, the combined company’s plans, expectations, beliefs, intentions and future strategies, and other statements that are not historical facts, and other statements that are signified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “predict,” “possible,” “potential,” “could,” “should” and similar expressions. These statements regarding future events or the future performance or results of RAI and its subsidiaries or the combined company inherently are subject to a variety of risks, contingencies and other uncertainties that could cause actual results, performance or achievements to differ materially from those described in or implied by the forward-looking statements.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be consummated, or if consummated, could have an adverse effect on the results of operations, cash flows and financial position of RAI or the combined company, respectively, are the following: the failure to satisfy required closing conditions or complete the proposed transaction in a timely manner or at all; the effect of restrictions placed on RAI’s and its subsidiaries’ business activities, including RAI’s ability to pursue alternatives to the proposed transaction; disruption resulting from the proposed transaction, including the diversion of RAI’s management’s attention from ongoing business concerns; the failure of BAT to successfully integrate RAI into its business and to realize projected synergies and other benefits from the proposed transaction; the uncertainty of the value of the proposed transaction consideration that RAI shareholders will receive in the proposed transaction due to a fixed exchange ratio and fluctuations in the price of BAT American Depositary Shares; the difference in rights provided to RAI shareholders under North Carolina law, the RAI articles of incorporation and the RAI bylaws, as compared to the rights RAI shareholders will obtain as BAT shareholders under the laws of England and Wales and BAT’s governing documents; RAI’s directors and executive officers having interests in the proposed transaction that are different from, or in addition to, the interests of RAI shareholders generally; the potential difficulty retaining key employees and maintaining business relationships, and on operating results and businesses generally; the incurrence of significant pre- and post-transaction costs in connection with the proposed transaction; evolving legal, regulatory and tax regimes; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement.

Discussions of additional risks, contingencies and uncertainties are contained in RAI’s filings with the U.S. Securities and Exchange Commission. Due to these risks, contingencies and other uncertainties, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as provided by federal securities laws, RAI is not under any obligation to, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

ABOUT US

Reynolds American Inc. (NYSE: RAI) is the parent company of R.J. Reynolds Tobacco Company; Santa Fe Natural Tobacco Company, Inc.; American Snuff Company, LLC; Niconovum USA, Inc.; Niconovum AB; and R.J. Reynolds Vapor Company.

•	R.J. Reynolds Tobacco Company is the second-largest U.S. tobacco company. R.J. Reynolds’ brands include Newport, Camel and Pall Mall.

•	Santa Fe Natural Tobacco Company, Inc. manufactures and markets Natural American Spirit products in the United States.

•	American Snuff Company, LLC is the nation’s second-largest manufacturer of smokeless tobacco products. Its leading brands are Grizzly and Kodiak.

•	Niconovum USA, Inc. and Niconovum AB market innovative nicotine replacement therapy products in the United States and Sweden, respectively, under the ZONNIC brand name.

•	R.J. Reynolds Vapor Company is a marketer of digital vapor cigarettes under the VUSE brand name in the United States.

Copies of RAI’s news releases, annual reports, SEC filings and other financial materials, including risk factors containing forward-looking information, are available at www.reynoldsamerican.com. To learn more about how Reynolds American and its operating companies are transforming the tobacco industry, visit Transforming Tobacco.

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